AGREEMENT AND PLAN OF MERGER



                                      AMONG

                             CARSUNLIMITED.COM, INC.
                                 INNOPUMP, INC.
                             PUMP ACQUISITION CORP.
                                   And Certain
                     PARTICIPATING STOCKHOLDERS (AS DEFINED)






                            Dated as of June 10, 2005

                          AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of June 10, 2005 (this "Agreement"), is among CARSUNLIMITED.COM, INC., a Nevada corporation ("Parent"), PUMP ACQUISITION CORP., a Nevada corporation and a wholly-owned subsidiary of Parent ("Sub"), INNOPUMP, INC. , a Nevada corporation (the "Company") and the stockholders of the Company listed on Exhibit A (the "Participating Stockholders") (Sub and the Company being hereinafter collectively referred to as the "Constituent Corporations").

                                    RECITALS

         A. The respective Boards of Directors of Parent and Sub and the Company have approved and declared advisable the merger of the Company with and into Sub upon the terms and subject to the conditions of this Agreement (the "Merger"), and the respective Boards of Directors of Parent and Sub and the Company have approved and adopted this Agreement;

         B. The respective Boards of Directors of Parent and of the Company have determined that the Merger is in the best interest of their respective stockholders;

         C. The Participating Stockholders also desire that the Company merge with Sub; and

         D. For federal income tax purposes, it is intended by the parties hereto that the Merger shall qualify as a "reorganization" within the meaning of
Section 368(a) of the Code.

         NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained, the parties agree as follows:

ARTICLE I - THE MERGER

         Section 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the Nevada General Corporation Law (the "NGCL"), the Company shall be merged with and into Sub at the Effective Time (as defined in Section 1.2). Following the Merger, the separate corporate existence of the Sub shall cease and Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of the Company in accordance with the NGCL.

         Section 1.2 Effective Time. The Merger shall become effective when the certificate of merger (the "Certificate of Merger"), executed in accordance with the relevant provisions of the NGCL, is filed with the Secretary of State of the State of Nevada; provided, however, that, upon mutual consent of the Constituent Corporations, the Certificate of Merger may provide for a later date of effectiveness of the Merger not more than thirty (30) days after the date the Certificate of Merger is filed. When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Certificate of Merger is accepted for filing or such later time established by the Certificate of Merger. The filing of the Certificate of Merger shall be made on the date of the Closing.

         Section 1.3 Effects of the Merger. The Merger shall have the effects set forth in this Agreement and applicable provisions of the NGCL.

         Section 1.4 Charter and By-laws; Directors and Officers.

                  1.4.1 The Certificate of Incorporation of Company shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. The By-laws of Company in effect at the Effective Time will be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                  1.4.2 Those persons who are the directors of the Company immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Merger, and those persons who are the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation immediately following the Merger.

         Section 1.5 Conversion of Securities. As of the Effective Time, by virtue of the Merger and without any action on the part of Sub, the Company or the holders of any securities of the Constituent Corporations:

                  1.5.1 Common Stock of Sub. Each issued and outstanding share of common stock, par value $.01 per share, of Sub shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation Each stock certificate of Sub evidencing ownership of such shares shall continue to evidence ownership of such shares of common stock of the Surviving Corporation.

                  1.5.2 Company Common Stock; Merger Consideration; Issuance of Parent Series A Preferred Stock. Based on a capital raise of $5,000,000 (to meet the capital requirement - see ss.5.2.7) all of the Company's Common Stock par value $0.0001 per share ("Common Stock"), outstanding, or issuable on conversion of Convertible Securities of Company, on a fully diluted basis calculated as of the Effective Date shall be converted into common stock par value $0.001 per share, of Parent ("Parent Common Stock") equal to 71% of the total Parent Common Stock, on a fully diluted basis, which will be outstanding, issuable, or underlying any other obligation including warrants and options, on the closing of the Merger (the "Common Merger Consideration"). Based on a capital raise of $10,000,000 all of the Company's Common Stock par value $0.0001 per share ("Common Stock"), outstanding, or issuable on conversion of Convertible Securities of Company, on a fully diluted basis calculated as of the Effective Date shall be converted into common stock par value $0.001 per share, of Parent ("Parent Common Stock") equal to 59.6% of the total Parent Common Stock, on a fully diluted basis, which will be outstanding, issuable, or underlying any other obligation including warrants and options, on the closing of the Merger (the "Common Merger Consideration"). Where funds are raised between $5,000,000 and $10,000,000, the percentages will be appropriately apportioned. The Company's Common Stock to be converted is more fully described in Section 3.4.1.

                  (a) Whenever this Agreement provides for conversion or exchange of securities for Parent Common Stock, at the option of Parent, Parent Series A Preferred representing such number of shares of Parent Common Stock may be issued in lieu of the Parent Common Stock. Notwithstanding anything herein to the contrary, fractional shares of Parent Series A Preferred may be issued.

Where Parent Series A Preferred is so issued, it shall be deemed part of the Merger Consideration.

                  (b) To avoid confusion, it is the understanding of the parties that upon issuance of the Merger Consideration, there will be outstanding Parent Common Stock (including Parent Series A Preferred representing shares of Parent Common Stock) representing 29% to 40.4% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis, depending on the amount of capital raised; and holders of the Company's Common Stock and/or Convertible Securities, on a fully diluted basis, will hold, or be entitled to hold, Parent Common Stock (or, at the option of Parent, shares of Parent Series A Preferred representing the number of shares of Parent Common Stock) representing 59.6% to 71% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis, depending on the amount of capital raised.

                           (i) The  parties  acknowledge  that as set  forth  on
Schedule 3.4.1 there are options to purchase shares of Common Stock of Company that, upon completion of the transaction contemplated hereby, shall be converted into warrants to purchase Parent Common Stock.

                  (c) Wherever in this Agreement or the effectuation of its intent, the context so requires, references to Parent Common Stock shall refer to Parent Common Stock and/or Series A Preferred issued in lieu thereof.

                  1.5.3 No Further Issuance. From the date hereof until the Effective Time or other termination of this Agreement in accordance with its terms, there shall be no changes to the number of shares or class of shares of Parent Common Stock or Parent Series A Preferred Stock by reason of any reclassification, recapitalization, split up, combination, exchange of shares or readjustment, nor shall there occur a distribution of warrants or rights or a stock dividend or stock split of Parent Common Stock or Parent Series A Preferred Stock nor shall any additional shares of Parent Common Stock or Parent Series A Preferred Stock or securities exercisable for or convertible into Parent Common Stock or Parent Series A Preferred Stock be authorized for issuance or issued except as set forth in this Agreement. Subject to Parent raising $5,000,000, in order for it to satisfy the capital obligations provided for herein, pursuant to the terms agreed upon with Company, upon issuance of the Merger Consideration, there will be outstanding Parent Common Stock (including shares of Parent Common Stock issuable upon the conversion of the Parent Series A Preferred Stock or upon the conversion or exercise of any other outstanding notes, warrants, or other securities of the Parent) representing 29% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and holders of the Company's Common Stock and/or Convertible Securities will hold shares of Parent Common Stock or Parent Series A Preferred Stock convertible into Parent Common Stock representing 71% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis. If Parent raises the full $10,000,000 agreed to with Company upon issuance of the Merger Consideration, there will be outstanding Parent Common Stock (including shares of Parent Common Stock issuable upon the conversion of the Parent Series A Preferred Stock or upon the conversion or exercise of any other outstanding notes, warrants, or other securities of the Parent) representing 40.4% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and holders of the Company's Common Stock and/or Convertible Securities will hold shares of Parent Common Stock or Parent Series A Preferred Stock convertible into Parent Common Stock representing 59.6% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis. Where funds are raised between $5,000,000 and $10,000,000, the percentages will be appropriately apportioned.

                  1.5.4 Cancellation of Company Common Stock. All such shares of Common Stock of Company, when so converted, shall no longer be deemed to be outstanding and shall automatically be canceled and retired, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive any dividends and other distributions in accordance with Section 1.7, certificates representing the shares of Parent Common Stock into which such shares are converted, and any cash, without interest, in lieu of fractional shares to be issued or paid in consideration therefor, upon the surrender of such certificate in accordance with Section 1.6, acknowledging that anything herein to the contrary, fractional shares of Parent Series A Preferred may be issued.

         Section 1.6 Payment of Merger Consideration.

                  1.6.1 Exchange Procedures. At the Closing, the Company's stockholders shall deliver to the Parent their certificates which as of the Effective Time represented shares of Common Stock of Company (the "Certificates"). Upon surrender of a Certificate at the Closing, the holder of such Certificate shall be entitled to receive, as provided in Section 1.5.2, in exchange therefor, the number of shares of Parent Common Stock into which shares of Common Stock of Company represented by the Certificate so surrendered have been converted. Following the Closing, any holder of a Certificate not surrendered at the Closing may deliver such Certificate to the Parent, and the Parent shall issue the Merger Consideration to which such holder is entitled pursuant to Section 1.5.2.

                  1.6.2 Dissenting Stockholder Interests. Notwithstanding the foregoing, no amounts shall be payable at or after the Effective Time with respect to any Dissenting Shares (as defined in Section 1.12) or any shares of Common Stock of Company with respect to which dissenters' rights have not terminated. In the case of Dissenting Shares, payment shall be made in accordance with Section 1.12 and the NGCL. In the case of any shares of Common Stock with respect to which dissenters' rights have not terminated as of the Effective Time, if such shares become Dissenting Shares, payment shall be made in accordance with NGCL, and if, instead, the dissenters' rights with respect to such shares of Common Stock irrevocably terminate after the Effective Time, the holders of such shares shall be entitled only to receive the Merger Consideration upon delivery of the Certificate(s) representing such shares of Common Stock.

                  1.6.3 No Liability. Notwithstanding anything to the contrary in this Sub-section 1.6.3, none of the Parent, the Surviving Corporation nor any party hereto shall be liable to any holder of Company Common Stock for any Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         Section 1.7 Dividends; Transfer Taxes; Withholding. No dividends or other distributions that are declared on or after the Effective Time on Parent Common Stock, or are payable to the holders of record thereof on or after the Effective Time will be paid to any person entitled by reason of the Merger to receive shares of a Parent Common Stock until such person surrenders the related Certificate or Certificates, as provided in Section 1.6.1. Subject to the effect of applicable law, there shall be paid to each record holder of a new certificate representing such Parent Common Stock: (i) at the time of such surrender or as promptly as practicable thereafter, the amount of any dividends or other distributions theretofore paid with respect to the shares of Parent


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

Common Stock represented by such certificate and having a record date on or after the Effective Time and a payment date prior to such surrender; and (ii) at the appropriate payment date or as promptly as practicable thereafter, the amount of any dividends or other distributions payable with respect to such shares of Parent Common Stock and having a record date on or after the Effective Time but prior to such surrender and a payment date on or subsequent to such surrender. In no event shall the person entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

         Section 1.8 No Further Ownership Rights in Company Stock. All shares of Parent Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the Company Common Stock represented by such Certificates.

         Section 1.9 Closing of Company Transfer Books. At least five (5) days prior to the Effective Time, the Company shall deliver to the Parent a certified list of the holders of record of the Company Common Stock, and at the Effective Time the transfer books of the Company shall be closed and no transfer of Company Common Stock shall thereafter be made on the records of the Company. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Parent, such Certificates shall be canceled and exchanged as provided in this ARTICLE I.

         Section 1.10 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond, in such reasonable amount as Parent may direct as indemnity against any claim that may be made against the Parent with respect to such Certificate, the Parent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holders thereof are entitled (pursuant to Section 1.5.2), and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 1.7.

         Section 1.11 Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Constituent Corporation, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation's right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

         Section 1.12 Dissenters' Rights. Shares of Company Common Stock that has not been voted for approval of this Agreement or consented thereto in writing and with respect to which a demand for payment and appraisal have been properly made in accordance with the NGCL ("Dissenting Shares") will not be converted into the right to receive the Merger Consideration otherwise payable with respect to such shares of Company Common Stock at or after the Effective


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

Time, but will be converted into the right to receive from the Surviving Corporation such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to the laws of the State of Nevada. If a holder of Dissenting Shares (a "Dissenting Stockholder") withdraws his or her demand for such payment and appraisal or becomes ineligible for such payment and appraisal, then, as of the Effective Time or the occurrence of such event of withdrawal or ineligibility, whichever last occurs, such holder's Dissenting Shares will cease to be Dissenting Shares and will be converted into the right to receive, and will be exchangeable for, the Merger Consideration payable with respect to such shares of Common Stock in accordance with this Agreement. The Company will give Parent and Sub prompt notice of any demand received by the Company from a holder of Dissenting Shares for appraisal of shares of Common Stock, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demand. The Company agrees that, except with the prior written consent of Parent, or as required under the NGCL, it will not voluntarily make any payment with respect to, or settle or offer or agree to settle, any such demand for appraisal. Each holder of Dissenting Shares who, pursuant to the provisions of the NGCL, becomes entitled to payment of the value of the Dissenting Shares will receive payment therefor but only after the value therefor has been agreed upon or finally determined pursuant to such provisions. Any portion of the Merger Consideration that would otherwise have been payable with respect to Dissenting Shares if such Company shares were not Dissenting Shares will be retained by Parent.

         Section 1.13 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") and all actions specified in this Agreement to occur at the Closing shall take place at the offices of Beckman, Lieberman & Barandes, LLP, at 10:00 a.m., local time, on the second Business Day following the day on which the last of the conditions set forth in ARTICLE V shall have been fulfilled or waived (if permissible), or at such other time and place as Parent and the Company shall agree (the "Closing Date").

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB: Each representation and warranty set forth below is qualified by any and all exceptions and disclosures set forth in the Parent SEC Documents and the Schedules to this Agreement. Subject to the foregoing, Parent and Sub represent and warrant to the Company as follows:

         Section 2.1 Corporate Status. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to carry on its business as now conducted.

         Section 2.2 Subsidiaries. The Parent has no direct or indirect ownership interest in any firm, association, corporation, or business enterprise other than Carsunlimited.com, Inc. (New York) ("CUNY") and Sub.

         Section 2.3 Authorization of Agreements. Each of Parent and Sub has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by each of Parent and Sub of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by each of Parent and Sub and assuming due execution and delivery by Company constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of


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general  application  relating  to or  affecting  the  rights  and  remedies  of creditors.

         Section 2.4 Capitalization.

                  2.4.1 The authorized, issued and outstanding capital stock of the Parent consists solely of (a) 300,000,000 shares of Parent Common Stock, par value $.001 per share, of which 30,125,000 shares are currently issued and outstanding, and (b) 100,000,000 shares of Preferred Stock, of which no shares are currently issued and outstanding. The authorized, issued and outstanding capital stock of Sub consists solely of 1,000 shares of common stock, par value $.001 per share, of which 100 shares are issued and outstanding and are held beneficially and of record by Parent. At closing, the authorized capital stock of the Parent shall consist of (a) 800,000,000 shares of Parent Common Stock, par value $.001 per share and (b) 100,000,000 shares of Preferred Stock, of which no shares will be issued and outstanding.. Except as set forth in Schedule
Section 2.4, there are no rights, subscriptions, warrants, options, convertible notes or other instruments or conversion rights of any kind ("Options and Convertible Securities") authorized or outstanding or no binding agreements ("Purchase Agreements") to purchase or otherwise acquire from the Parent or Sub or, to the Parent's Knowledge, from any other Person, any shares of stock, or securities or obligations of any kind convertible into or exchangeable for any shares of stock, of any class of the Parent or Sub or any other equity interest in the Parent or Sub.

                  2.4.2 All of the outstanding capital stock of the Parent and Sub and all Options and Convertible Securities of the Parent and Sub set forth in Schedule 2.4have been duly authorized and are validly issued, fully paid and nonassessable. All capital stock of the Parent and Sub and all Options and Convertible Securities of the Parent and Sub were issued in compliance with all applicable federal and state securities laws. The lawful, registered and beneficial owners (and their addresses) of all issued and outstanding shares of the Parent Common Stock are reflected in the records of the Transfer Agent, and the lawful, registered and beneficial owners (and their addresses) of all issued and outstanding shares of Parent Series A Preferred Stock and the number of shares held by each and of all Options and Convertible Securities and the number of shares of Common Stock or Parent Series A Preferred Stock into which such Options or Convertible Securities are convertible are as indicated on Schedule
2.4 hereto. There is, to the Parent's Knowledge, no proxy, or any agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any share of Parent Common Stock, Parent Series A Preferred Stock, or any Options and Convertible Securities of Parent.

         Section 2.5 No Conflicts.  The execution,  delivery and  performance of this Agreement, any other agreement or document contemplated herein and the consummation of all of the transactions contemplated hereby and thereby: (i) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any Person or court to which either Parent or Sub is subject or any Governmental Entity; and (ii) do not and will not, with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a material default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any mortgage, security interest, claim, lien, charge or other material encumbrance upon any of the material assets of either of Parent or Sub pursuant to, or otherwise give rise to any liability or obligation under, the certificate of incorporation or By-laws of either of Parent or Sub, any material agreement, mortgage, deed of trust, indenture, license, permit or any other material agreement or instrument or any order, judgment, decree, statute or regulation to which either of Parent or Sub is a party or by which either of Parent or Sub or any of its assets may be bound; and (iii) will not cause the termination of any such agreement or instrument, or in any way affect or violate the terms and conditions of, or cause the cancellation, modification, revocation or suspension of, any rights of either of Parent or Sub, except with respect to clauses (i), (ii) and (iii) above, such breach or breaches of the representations contained therein which individually or in the aggregate would not have a Material Adverse Effect upon Parent.

         Section 2.6 Litigation; Compliance with Laws; Permits.

                  2.6.1 Except as disclosed in Schedule Section 2.6, there are no actions, suits, proceedings, arbitrations or governmental investigations pending, or, to the Parent's Knowledge, threatened against, by or affecting the Parent nor has any such suit been pending within three years prior to the date hereof. The Parent has not been charged with or received notice of any violation of any applicable federal, state, local or foreign law, rule, regulation, ordinance, order or decree relating to it, or the operation of its business, and to the Parent's Knowledge, there is no threatened claim of such violation (including any investigation) or any basis therefor.

                  2.6.2 To the Parent's Knowledge, except as set forth in Schedule Section 2.6, the Parent has complied in all respects with all laws, rules, regulations, ordinances, orders, judgments, decrees, writs, injunctions, building codes, safety, fire and health approvals, certificates of occupancy or other governmental restrictions applicable to them, their assets, employees and employment practices.

                  2.6.3 To the Parent's Knowledge, except as set forth in Schedule Section 2.6, the Parent has all governmental licenses, permits, approvals or other authorizations required for the conduct of its business as now conducted, all of which are in full force and effect and all of which are listed on Schedule Section 2.6 hereto; there is no action pending or, to the Parent's Knowledge, threatened, to terminate any rights under any such governmental licenses, permits or authorizations; and, except as disclosed on Schedule Section 2.6, at the Effective Time, none of such licenses, permits, approvals and authorizations will be adversely affected by the Merger or the consummation of the other transactions contemplated by this Agreement.

         Section 2.7 Parent Common Stock. When issued in accordance with this Agreement at the Effective Time, the shares of Parent Common Stock constituting the Merger Consideration will (i) have been duly authorized and validly issued, be fully paid and nonassessable, and be free and clear of any tax, security interest, claim, lien, pledge or encumbrance whatsoever; (ii) be free of preemptive rights created by statute, Parent's Certificate of Incorporation or By-laws or any agreement to which Parent is a party or by which Parent is bound, and (iii) be issued in a transaction exempt from registration under the Securities Act.

         Section 2.8 SEC Documents and Financial Statements. Parent has filed all reports and documents required to be filed with the SEC under the Securities Act, the Exchange Act and the related SEC rules thereunder since January 1, 2002 (the "Parent SEC Documents"). As of their respective dates, the Parent SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  2.8.1 The financial statements (including, in each case, any notes thereto) of Parent included in the Parent SEC Documents (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) are complete and correct in all material respects, (iii) fairly present in all material respects the financial position of Parent as at the respective dates thereof and the results of operations and their cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein), and (iv) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and are in accordance with the books and records maintained by the Parent, with no material differences between such financial statements and the financial records maintained and accounting methods applied by the Parent for tax purposes, except as disclosed in the notes to such financial statements. Except as disclosed in the Parent SEC Documents or as required by generally accepted accounting principles, Parent has not, since March 31, 2005, made any change in the accounting practices or policies applied in the preparation of financial statements.

         Section 2.9 No Undisclosed Liabilities. To the Parent's Knowledge, the Parent has no Liabilities, except for Liabilities (i) disclosed on the Parent's balance sheet, dated March 31, 2005, included in the Parent's SEC Documents, or
(ii) as set forth in Schedule Section 2.9. "Liability" means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due).

         Section 2.10 Taxes.

                  2.10.1 True and correct copies of the Parent's federal and state income tax returns for the years ended December 31, 2003 and December 31, 2004 have been delivered to the Company. All tax returns (including information returns) required by any jurisdiction to have been filed as of the date of this Agreement by or with respect to the Parent have been timely filed, except for returns with respect to which extensions have been granted, and each such return is true, correct and complete in all material respects. Schedule Section 2.10 sets forth each jurisdiction in which the Parent is required to file tax returns.

                  2.10.2  Except  as set forth in  Section  2.10,  all  material liabilities of the Parent to any jurisdiction for taxes of every kind and nature, including interest thereon and penalties with respect thereto (collectively "Taxes") relating to any period prior to March 31, 2005 have been timely paid or are accrued and provided for in the Parent Financial Statements as of March 31, 2005. Any liability for Taxes incurred by the Parent since December 31, 2004 was incurred in the ordinary course of business.

                  2.10.3 The Parent is not required to file any foreign income tax returns. The state income tax returns of the Parent have not been audited by the appropriate taxing authorities within the past five (5) years. To the Parent's Knowledge, neither the Internal Revenue Service nor any state, local or other taxing authority has proposed any additional Taxes, interest or penalties with respect to the Parent or any of its operations or business; there are no pending or, to the Parent's Knowledge, threatened tax claims or assessments; and there are no pending or, to the Parent's Knowledge, threatened tax examinations by any taxing authorities.

                  2.10.4 The Parent has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the income tax returns for any fiscal year.

         Section 2.11 No Adverse Effects. Except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement, since December 31, 2004 (i) the business of the Parent has been conducted only in the ordinary course, (ii) there has been no change affecting the Parent that individually or in the aggregate has had a Material Adverse Effect on the Parent, and (iii) there has been no damage, destruction or loss, or to the Parent's Knowledge, other occurrence or development, whether or not insured, that would, individually or in the aggregate, result in a Material Adverse Effect on Parent, and Parent has no Knowledge of any threatened occurrence or development that would constitute a Material Adverse Effect.

         Section  2.12  Conduct of  Business.  Except as  disclosed  on Schedule
Section 2.12 hereto, since March 31, 2005, the Parent has not: (i) created or incurred any liability (absolute, accrued, contingent or otherwise) except unsecured current liabilities incurred in the ordinary course of business consistent with past practice; (ii) mortgaged, pledged or subjected to any lien or otherwise encumbered any of its assets, tangible or intangible; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute, accrued, contingent or otherwise) other than current liabilities shown on the Parent Financial Statements as at March 31, 2005 and Taxes and current liabilities incurred since March 31, 2005 in the ordinary course of business or under contracts or agreements entered into in the ordinary course of business (other than as a result of any default or breach of, or penalty under, any such contracts or agreements); (iv) waived, released or compromised any claims or rights of substantial value or lost, or been threatened with the loss of, any key employees; (v) entered into any settlement, compromise or consent with respect to any claim, proceeding or investigation;
(vi) sold, assigned, transferred, leased or otherwise disposed of any of any material asset, tangible or intangible, or canceled any debts or claims except, in each case, for fair consideration in the ordinary course of business (it being understood that the disposition of any asset, other than inventory consisting of finished products, or cancellation of any debt or claim carried on the books at more than $20,000 shall be deemed not to be a disposition or cancellation in the ordinary course of business); (vii) declared or paid any dividends, or made any other distribution on or in respect of, or directly or indirectly purchased, retired, redeemed or otherwise acquired any shares of its capital stock, paid any notes or accounts or paid any amount or transferred any asset of the Parent (other than intercompany payables in the ordinary course of business); (viii) made or become a party to, or become bound by, any contract or commitment or renewed, extended, amended, modified or terminated any contract or commitment which in any one case involved an amount in excess of $20,000 (or in the aggregate an amount in excess of $50,000 but excluding therefrom the amount of Parent Material/Service Agreements (as defined in Subsection 2.17.1) entered into in the ordinary course of business); (ix) issued or sold any shares of its capital stock; (x) paid or agreed to pay conditionally or otherwise, any bonus, extra compensation, pension or severance pay to any of its officers or employees, whether under any existing profit sharing, pension or other plan or otherwise, or increased the rate or altered the form of compensation, including without limitation salaries, fees, commission rates, bonuses, profit sharing, incentive, pension, retirement or other similar payments, from that being paid at March 31, 2004 to any of its stockholders, directors, officers or employees;

(xi) entered into any transaction not in the ordinary course of business (except for transactions contemplated by this Agreement); (xii) made or announced any change in the form or manner of distribution of any of its products or services;
(xiii) changed any of its accounting methods or principles used in recording transactions on its books or records or in preparing the Parent Financial Statements; or (xiv) entered into any contract or commitment to do any of the foregoing.

         Section 2.13 Title to and Condition of Assets. The Parent has valid title to the personal property set forth on Schedule Section 2.13, free and clear of all Encumbrances, except for the Encumbrances set forth in Schedule
Section 2.13. Such assets are (i) sufficient and adequate for the Parent to carry on its business as presently conducted; and (ii) are in reasonably good condition and repair, normal wear and tear excepted.

         Section 2.14 Real Property. Parent neither owns nor leases any real property.

         Section 2.15 Environmental Compliance. The Parent has at all times had and now has all environmental approvals, consents, licenses, permits and orders required to conduct the businesses in which it has been or is now engaged. The Parent has at all times been and is now in compliance in all material respects with all applicable Environmental Laws. There are no claims, actions, suits or proceedings pending or, to the Parent's Knowledge, threatened against or involving the Parent, or any assets of the Parent, under any of the Environmental Laws (whether by reason of any failure to comply with any of the Environmental Laws or otherwise). No decree, judgment or order of any kind under any of the Environmental Laws has been entered against the Parent. The Parent is not and was not a generator or transporter of hazardous waste, or the owner, operator, lessor, sublessor, lessee or mortgagee of a treatment, storage or disposal facility or an underground storage tank, as those terms are defined under the Resource Conservation and Recovery Act, as amended, or regulations promulgated pursuant thereto, or of real property on which such a treatment, storage or disposal facility or underground storage tank is or was located or of any facility at which any Hazardous Substances were treated, stored, recycled or disposed or are or were installed or incorporated. There are no other facts, conditions or situations, whether now or heretofore existing, that could form the basis for any claim against, or result in any liability of, the Parent under any of the Environmental Laws.

         Section  2.16  Accounts  Receivable.  Except as set  forth on  Schedule
Section 2.16, all accounts receivable shown on the March 31, 2005 balance sheet of the Parent included in the Parent SEC Documents or thereafter acquired by the Parent have been collected or are current and payable within ninety (90) days of issuance and are subject to no known counterclaims or setoffs. All such accounts receivable have been generated in the ordinary course of business and reflect a bona fide obligation for the payment of goods or services provided by the Parent.

         Section 2.17 Material/Service Agreements; Other Contracts.

                  2.17.1 Reserved.

                  2.17.2 Except as disclosed in Schedule 2.17.2 hereto, the Parent is not a party to or bound by any oral or written contracts, obligations or commitments with respect to any of the following:

                  (a) contract, commitment or arrangement involving, in any one case, $20,000 or more;

                  (b) contract with a term of, or requiring performance, more than six months from its date;

                  (c) lease or lease purchase agreement, mortgage, conditional sale or title retention agreement, indenture, security agreement, credit agreement, pledge or option with respect to any property, real or personal (tangible or intangible), in any capacity;

                  (d) employment contracts, undertakings, understandings or arrangements;

                  (e) contract or agreement with any labor union or other collective bargaining group;

                  (f) bonus, pension, savings, welfare, profit sharing, stock option, phantom stock, stock appreciation rights, retirement, commission, executive compensation, hospitalization, insurance or similar plan providing for employee benefits or any other arrangement providing for benefits for any former or current employees or for the remuneration, direct or indirect, of the directors, officers or employees of the Parent;

                  (g) note, loan, credit or financing agreement or other contract for money borrowed, and all related security agreements and collateral documents, including any agreement for any commitment for future loans, credit or financing;

                  (h) guarantees;

                  (i)   contract   or   understanding   regarding   any  capital
expenditures in excess of $20,000;

                  (j) agency (sales or otherwise), distribution, brokerage (including, without limitation, any brokerage or finder's agreement or arrangement with respect to any of the transactions contemplated by this Agreement) or advertising agreement;

                  (k) contract with investment bankers, accountants, attorneys, consultants or other independent contractors, including those relating to this Agreement;

                  (l) shareholder agreement;

                  (m) any contract or understanding with any director or officer of the Parent (or any family member thereof) or any Affiliate of such persons;

                  (n) contract, commitment or arrangement which would restrain the Parent from engaging or competing in any business;

                  (o) contract, commitment or arrangement not made in the ordinary course of business involving an amount payable per annum of $20,000 or more or, in the aggregate, $100,000; and

                  (p) license (other than shrink wrap licenses relating to generally available software), franchise or royalty agreement.

                  2.17.3 The Parent has delivered or made available to the Company correct and complete copies of all of the contracts, agreements and other documents listed in Schedules 2.17.1 and 2.17.2 hereto and all amendments thereto and any waivers currently in effect granted thereunder (the "Scheduled Parent Contracts"). Except as specifically set forth on Schedules 2.17.1 and 2.17.2, the Merger and the consummation of the other transactions contemplated by this Agreement are not a violation of or grounds for the modification or cancellation of any of the Scheduled Parent Contracts or for the imposition of any penalty or security interests thereunder. No unresolved disputes are pending or, to the Parent's Knowledge, threatened under or in respect of any such Scheduled Parent Contracts.

                  2.17.4 Except as described in Schedules 2.17.1 and 2.17.2 hereto, all Scheduled Parent Contracts are valid and enforceable against the Parent and to the Parent's Knowledge against the other party or parties thereto, as the case may be, in accordance with their respective terms, and there is not, under any of such Scheduled Parent Contracts, any existing default by the Parent, to the Parent's Knowledge, by any other party, or, to the Parent's Knowledge, any event which with notice, lapse of time, or both, would constitute a default and which would have a Material Adverse Effect on the continued operation of the Parent.

         Section 2.18 Intellectual Property Schedule Section 2.18 hereto sets forth a true and complete list of all (i) trademarks, service marks and tradenames, and the federal, state and foreign registrations and applications thereof ("Trademarks"), (ii) patents and patent applications and extensions and renewals thereof ("Patent Rights"), (iii) registered copyrights and copyright applications and renewals thereof ("Copyrights"), and (iv) licenses held with respect to any trademark, service mark, trade name, patent or copyright (other than shrink-wrap licenses relating to generally available software) ("License Rights") held by the Parent. All Trademarks, Patent Rights, Copyrights, License Rights and Trade Secrets ("Intellectual Property") of the Parent that are owned by the Parent are owned free and clear of any and all licenses, liens, claims, security interests, charges or other encumbrances or restrictions of any kind, except as reflected on Schedule Section 2.18, and no licenses for the use of any of such rights have been granted by the Company to any third parties, except as reflected in Schedule Section 2.18 attached hereto. All of such rights are valid, enforceable and in good standing and are reasonably sufficient and appropriate for the conduct of the business of the Parent as currently and proposed to be conducted. The Merger and the consummation of the other transactions contemplated hereby will not adversely affect any rights of the Parent in the Intellectual Property of the Parent. To the Parent's Knowledge, the operation of the Parent does not infringe in any way on or conflict with any registered or unregistered patent, trademark, trade name, copyright, trade secret, contract, license or other right, of any person, and the Company does not license any such right from others except as set forth on Schedule Section
2.18. No claim is pending or, to the knowledge of the Parent, threatened or has been made within the past five years, to the effect that any such infringement or conflict has occurred. No other Intellectual Property, other than Intellectual Property owned or licensed by the Parent, is required by it for its business as conducted prior to the date hereof. The Parent has no knowledge of any infringement by any third parties upon any of the Intellectual Property of the Parent.

         Section 2.19 NY Spin-off. Schedule Section 2.19 contains a complete and correct description of those assets of Parent's wholly-owned subsidiary, Cars Unlimited.com, Inc., a New York corporation ("the Operating Subsidiary"), if any, which are used in the Parent's current operating business, as described in the SEC Reports (such assets other than the Operating Subsidiary's name, herein called the "Excluded Assets"), and which Excluded Assets shall remain in the ownership of the Operating Subsidiary.

         Section 2.20 Insurance. Schedule Section 2.20 hereto contains a complete and correct list of all insurance policies maintained by the Parent together with a schedule of required premiums under each such policy. The Parent has delivered to the Company complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. The Parent has complied in all material respects with the provisions of such policies. No notice has been received canceling or threatening to cancel or refusing to renew any of such insurance. Except as set forth in Schedule Section 2.20, the rights of the insured under such policies will not be terminated or adversely affected by the Merger or the consummation of the other transactions contemplated hereby. There is currently no basis for any insurance claim by the Parent. The Parent has not created any letters of credit or other funding obligation with respect to such policies

         Section 2.21 Customer and Supplier Relationships.  Attached as Schedule
Section 2.21 is a complete and correct list of all current customers of the Parent showing the sales to each for the period ended March 31, 2004 and of all suppliers whose sales to the Parent amounted to more than $200,000 during such period showing the sales of each such supplier. With respect to any such customer or supplier or group of related customers or suppliers listed on Schedule Section 2.21, the Parent has no knowledge that any such customer, supplier or group of related customers or suppliers has terminated or expects to terminate a material portion of its normal business with the Parent. Except as disclosed in Schedule Section 2.21, no shareholder or director or officer of the Parent or any of their immediate family members has any direct or indirect interest, either by way of stock ownership or otherwise, other than ownership of not more than two (2) percent of the outstanding shares of stock of any business listed on any national stock exchange or listed on Nasdaq, in any firm, corporation, association or business enterprise, which competes with, is a supplier or customer of, or is a distributor or sales agent for, or is a party to any contract with the Parent.

         Section 2.22 Employees. The Parent has furnished to the Company a true and complete list setting forth all of the employees and officers of the Parent, the annual salary of each and the bonus earned by each such employee or officer in the Parent's most recent fiscal year, together with a description of their job designations, other compensation , benefits (including severance pay and bonuses), outstanding loans to officers or employees and all understandings not in the ordinary course of business relating to terms and conditions of employment. Proper and accurate amounts have been withheld by the Parent from its employees' compensation for all periods in full compliance with tax withholding provisions of applicable federal, state, local or foreign law. Proper and accurate federal, state, local and foreign returns have been filed by the Parent for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment Taxes, and the amounts shown thereon to be due and payable have been timely paid.

         Section 2.23 Labor Relations. There has been no violation of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices or work conditions of the Parent or their respective terms and conditions of employment, wages and hours. The Parent is not engaged in any unfair labor practice or other unlawful employment practice (including under any immigration laws) and there are no unfair labor practice charges or other employee related complaints against the Parent pending or, to the knowledge of the Parent, threatened before the National Labor Relations Board, the Equal Employment Opportunity Commission, the Occupational Safety and Health Review Commission, the Department of Labor, or any other federal, state, or local, or other governmental authority by or concerning the employees of the Parent.. No representation question, grievance or arbitration proceedings arising out of collective bargaining agreements covering employees of the Parent exists or is pending or, to the Parent's Knowledge, threatened respecting the employees of the Parent. There is no work stoppage, strike, slowdown, lockout, picketing or other similar labor problem involving persons employed by the Parent pending or, to the Parent's Knowledge, threatened. There are no labor union contracts or collective bargaining agreements to which the Parent is a party relating to any employee of the Parent.

         Section 2.24 Benefit Plans.

                  2.24.1 Neither the Parent nor Sub maintains or contributes to, or has previously maintained or contributed to, an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) nor any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA). Neither the Parent nor Sub currently contributes to, or has previously contributed to, any multi-employer plan (as defined in Section 3(37) of ERISA).

                  2.24.2 Schedule Section 2.24 lists each deferred compensation plan, bonus plan, employee stock purchase plan, stock option plan and any other Employee Benefit Plan, agreement, arrangement or commitment maintained by the Parent or Sub with respect to the compensation of any of the employees of the Parent or Sub.

         Section 2.25 Corporate Records The copy of the articles of incorporation and by-laws of the Parent and Sub, as amended to date, included in Schedule Section 2.25 are complete and correct, and the minute books of the Parent and Sub correctly reflect all material corporate actions taken at all meetings of directors (including committees thereof) and the stockholders. The stock transfer books and stock ledgers of the Parent and Sub are complete and correct and correctly reflect all issuances and transfers of the capital stock of the Parent and Sub.

         Section 2.26 Bank Accounts; Power of Attorney. Schedule Section 2.26 hereto correctly sets forth: (i) a list of all banks in which the Parent has an account or safety deposit box, account number, purpose of such account or safety deposit box and the names of all persons authorized to draw thereon or have access thereto and (ii) the names of all persons holding powers of attorney from the Parent and a description of the power of attorney.

         Section 2.27 Warranties. Except as described in Schedule Section 2.27 annexed hereto, during the past two (2) years the Parent has not given any written warranties with respect to any of the Parent's products or services, and except as set forth in such Schedule Section 2.27, in the last two (2) years no claim for breach of any such written warranty or any implied warranty with respect to such Parent products or services has been made, or to the Parent's Knowledge, is threatened. Returns and repairs in respect of the Parent's products for each of the two (2) calendar years preceding the date of this Agreement are listed in Schedule Section 2.27, and Schedule Section 2.27 sets forth all such separate returns and repairs in excess of $25,000 during such two
(2) year period. Schedule Section 2.27 also sets forth a description of all claims for personal injury or property damage or similar claims for Parent product liability or arising from services provided by the Parent which have been made against the Parent during the past two (2) years.

         Section 2.28 Insider Interests. Except as disclosed on Schedule Section 2.28, no officer or director of the Parent or Affiliate of any officer or director of the Parent has any agreement with the Parent or any interest in any property, real, personal or mixed, tangible or intangible (including, without limitation, patents, patent applications, trademarks, trade names or other intellectual property) used in or pertaining to the business of the Parent or has engaged in a transaction with the Parent at any time during the Parent's current fiscal year or three preceding fiscal years, except in each case as a stockholder or employee.

         Section 2.29 Foreign Corrupt Practices Act. The Parent has not made, offered or agreed to offer anything of value to any government official, political party or candidate for government office nor has it taken any action which would cause the Parent to be in violation of the Foreign Corrupt Practices Act of 1977 or any similar law of any foreign jurisdiction or the United States.

         Section 2.30 Reorganization. Neither Parent nor any of its Subsidiaries has taken any action or failed to take any action which action or failure would cause the Merger not to qualify as a reorganization within the meaning of
Section 368(a) of the Code, and there are, to the knowledge of Parent, no facts that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code as of the Effective Time.

         Section  2.31  Operations  of  Sub.  Sub  is  a  direct,   wholly-owned
subsidiary of Parent, was formed solely for the purpose of engaging in the transactions contemplated hereby and has engaged in no other business activities prior to the date hereof, and has no assets or Liabilities as of the date hereof.

         Section 2.32 Brokers. Except as set forth in Schedule Section 2.32 no broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Sub.

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY Each representation and warranty set forth below is qualified by any and all exceptions and disclosures set forth in the Schedules to this Agreement. Subject to the foregoing, the Participating Stockholders and the Company represents and warrants to Parent and Sub as follows:

         Section 3.1 Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to carry on its business as now being conducted.

         Section 3.2 Subsidiaries. The Company has no direct or indirect interest or interests by stock ownership in any firm, association, corporation or business enterprise.

         Section 3.3 Authorization of Agreements. The Company has the corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, other than the approval of the Merger by the stockholders of the Company, as contemplated by Section 4.1. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Parent and approval of the Merger by the stockholders of the Company, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or a suit in equity).

         Section 3.4 Capitalization.

                  3.4.1 The authorized issued and outstanding capital stock of the Company consists solely of (a) 2,000,000 shares of Common Stock, par value $.0001 per share, of which 302,000 shares are currently issued and outstanding and (b) 1,000,000 shares of preferred stock, par value $.0001 per share, of which 302,500 shares of Common Stock are currently issued and outstanding. Except as set forth on Schedule 3.4.1, there are no Options and Convertible Securities authorized or outstanding to purchase or otherwise acquire from the Company, or, to the Company's Knowledge, any other Person, any shares of stock, or securities or obligations of any kind convertible into or exchangeable for any shares of Common Stock or other class of capital stock of the Company or any other equity interest in the Company. Company reserves the right to issue additional Options and or Convertible Securities between the date of execution of this Agreement and Closing. Company shall promptly advise Parent of any such issuance. As the stock to be issued in this transaction is to be issued on a fully diluted basis, no such issuance shall change the percentage ownership of Parent that will be held by security holders of Company upon the Closing.

                  3.4.2 All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. All outstanding shares of capital stock of the Company were issued in compliance with all applicable federal and state securities laws. The lawful, registered and beneficial owners (and their addresses) of all issued and outstanding shares of capital stock are as indicated on Schedule 3.4.2 hereto. Except as set forth on Schedule 3.4.2, there is, to the Company's Knowledge, no proxy, or any agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any Company capital stock.

         Section 3.5 No Conflicts. The execution, delivery and performance of this Agreement, any other agreement or document contemplated herein and the consummation of all of the transactions contemplated hereby and thereby: (i) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any Person or court to which the Company is subject or any Governmental Entity; and (ii) do not and will not, with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a material default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any mortgage, security interest, claim, lien, charge or other material encumbrance upon any of the material assets of the Company pursuant to, or otherwise give rise to any liability or obligation under, the certificate of incorporation or bylaws of the Company, any material agreement, mortgage, deed of trust, indenture, license, permit or any other agreement or instrument or any order, judgment, decree, statute or regulation to which the Company or is a party or by which the Company or any of its assets may be bound; and (iii) will not cause the termination of any such agreement or instrument, or in any way affect or violate the terms and conditions of, or cause the cancellation, modification, revocation or suspension of, any rights of the Company, except with respect to clauses (i), (ii) and
(iii) above, such breach or breaches of the representations contained therein which individually or in the aggregate would not have a Material Adverse Effect upon the Company.

         Section 3.6 Financial Statements.

                  3.6.1 Attached hereto as Schedule Section 3.6 are the financial statements , for the years ended December 31, 2003 and 2004 and the three-month period ended March 31, 2005 of Sea Change Group LLC, a New York limited liability company (the "Prior Entity"), which on May 17, 2005, granted to the Company an exclusive license to use all of the Prior Entity's intellectual property and conveyed to the Company all of the other assets used by the Prior Entity in its business, subject to assumption of certain liabilities and ongoing payment obligations of the Prior Entity (collectively "Acquired Business").

                  3.6.2 Except as set forth in Schedule Section 3.6, for the relevant periods the Prior Entity Financial Statements: (1) are complete and correct in all material respects; (2) present fairly in all material respects the financial position of the Prior Entity at such dates and the results of operations and cash flows for the respective periods ended on such dates, and
(3) were prepared in accordance with generally accepted accounting principles, consistently applied during the periods, and are in accordance with the books and records maintained by the Prior Entity with no material differences between such Prior Entity Financial Statements and the financial records maintained and accounting methods applied by the Prior Entity for tax purposes, except as disclosed in the notes to the Prior Entity Financial Statements.

         Section 3.7 Litigation; Compliance with Laws; Permits.

                  3.7.1 Except as disclosed in Schedule Section 3.7 hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations pending, or, to the Company's Knowledge, threatened against, by or affecting the Company or the Prior Entity nor has any such suit been pending within five years prior to the date hereof. Neither the Company nor the Prior
Entity has been charged with or received notice of any violation of any applicable federal, state, local or foreign law, rule, regulation, ordinance, order or decree relating to it, or the operation of its business, and to the Company's Knowledge, there is no threatened claim of such violation (including any investigation) or any basis therefor.

                  3.7.2 To the Company's Knowledge, except as set forth in Schedule Section 3.7, the Company and the Prior Company have complied in all respects with all laws, rules, regulations, ordinances, orders, judgments, decrees, writs, injunctions, building codes, safety, fire and health approvals, certificates of occupancy or other governmental restrictions applicable to them, their assets, employees and employment practices.

                  3.7.3 To the Company's Knowledge, except as set forth in Schedule Section 3.7, the Company has all governmental licenses, permits, approvals or other authorizations required for the conduct of its business as now conducted, all of which are in full force and effect and all of which are listed on Schedule Section 3.7 hereto; there is no action pending or, to the Company's Knowledge, threatened, to terminate any rights under any such governmental licenses, permits or authorizations; and except as disclosed on Schedule Section 3.7, at the Effective Time, none of such licenses, permits, approvals and authorizations will be adversely affected by the Merger or the consummation of the other transactions contemplated by this Agreement.

         Section 3.8 No Undisclosed Liabilities. To the Company's Knowledge, the Company has no Liabilities, except for Liabilities set forth on Schedule Section 3.8.

         Section 3.9 Taxes.

                  3.9.1 All tax returns (including information returns) required by any jurisdiction to have been filed as of the date of this Agreement by or with respect to the Company have been timely filed, except for returns with respect to which extensions have been granted, and each such return is true, correct and complete in all material respects. Schedule Section 3.9 sets forth each jurisdiction in which the Company is required to file tax returns.

                  3.9.2 Except as set forth in Schedule Section 3.9, all material liabilities of the Company to any jurisdiction for taxes of every kind and nature, including interest thereon and penalties with respect thereto have been timely paid by the Company or are accrued and provided for in the Company's books and records. Any liability for taxes incurred by the Company has been incurred in the ordinary course of business.

                  3.9.3 The Company is not required to file any foreign income tax returns. The state income tax returns of the Company have not been audited by the appropriate taxing authorities. To the Company's Knowledge, neither the Internal Revenue Service nor any state, local or other taxing authority has proposed any additional Taxes, interest or penalties with respect to the Company or any of its operations or business; there are no pending or, to the Company's Knowledge, threatened tax claims or assessments; and there are no pending or, to the Company's Knowledge, threatened tax examinations by any taxing authorities.

                  3.9.4 The Company has not given any waivers of rights (which are currently In effect) under applicable statutes of limitations with respect to the income tax returns for any fiscal year.

         Section  3.10 No  Adverse  Effects.  Except as  disclosed  on  Schedule
Section 3.10 hereto, since April 1, 2005, (i) the business of the Company has been conducted only in the ordinary course; (ii) there has been no change that individually or in the aggregate, has had a Material Adverse Effect on the Company; and (iii) there has been no damage, destruction or loss or, to the knowledge of the Company, other occurrence or development, whether or not insured against, which, either singly or in the aggregate, constitute a Material Adverse Effect, and the Company has no knowledge of any threatened occurrence or development which would constitute a Material Adverse Effect.

         Section  3.11  Conduct of  Business  Except as  disclosed  on  Schedule
Section 3.11 hereto, since April 1, 2005, the Company has not: (i) created or incurred any liability (absolute, accrued, contingent or otherwise) except unsecured current liabilities incurred in the ordinary course of business consistent with past practice; (ii) mortgaged, pledged or subjected to any lien or otherwise encumbered any of its assets, tangible or intangible; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute, accrued, contingent or otherwise) other than current liabilities incurred since April 1, 2005, in the ordinary course of business or under contracts or agreements entered into in the ordinary course of business (other than as a result of any default or breach of, or penalty under, any such contracts or agreements); and liabilities incurred in connection with incorporation of the company and acquisition of the Acquired Business (iv) waived, released or compromised any claims or rights of substantial value or lost, or been threatened with the loss of, any key employees; (v) entered into any settlement, compromise or consent with respect to any claim, proceeding or investigation; (vi) sold, assigned, transferred, leased or otherwise disposed of any of any material asset, tangible or intangible, or canceled any debts or claims except, in each case, for fair consideration in the ordinary course of business (it being understood that the disposition of any asset, other than inventory consisting of finished products, or cancellation of any debt or claim carried on the books at more than $20,000 shall be deemed not to be a disposition or cancellation in the ordinary course of business); (vii) declared or paid any dividends, or made any other distribution on or in respect of, or directly or indirectly purchased, retired, redeemed or otherwise acquired any shares of its capital stock, paid any notes or accounts or paid any amount or transferred any asset of the Company (other than intercompany payables in the ordinary course of business); (viii) made or become a party to, or become bound by, any contract or commitment or renewed, extended, amended, modified or terminated any contract or commitment which in any one case involved an amount in excess of $20,000 (or in the aggregate an amount in excess of $50,000 but excluding therefrom the amount of Company Material/Service Agreements (as defined in Section 3.16.2) entered into in the ordinary course of business);
(ix) issued or sold any shares of capital stock; (x) paid or agreed to pay conditionally or otherwise, any bonus, extra compensation, pension or severance pay to any of its officers or employees, whether under any existing profit sharing, pension or other plan or otherwise, or increased the rate or altered the form of compensation, including without limitation salaries, fees, commission rates, bonuses, profit sharing, incentive, pension, retirement or other similar payments from that being paid at June 10, 2005 to any of its stockholders, directors, officers or employees; (xi) entered into any transaction not in the ordinary course of business (except for transactions contemplated by this Agreement); (xii) made or announced any change in the form or manner of distribution of any of its products or services; (xiii) changed any of its accounting methods or principles used in recording transactions on its books or records or (xiv) entered into any contract or commitment to do any of the foregoing.

         Section 3.12 Title to and Condition of Assets. The Company has valid title to the personal property set forth on Schedule Section 3.12, free and clear of all Encumbrances, except for the Encumbrances set forth in Schedule
Section 3.12 Such assets are (i) sufficient and adequate for the Company to carry on its business as presently conducted; and (ii) are in reasonably good condition and repair, normal wear and tear excepted.

         Section 3.13 Real Property. The Company does not own or lease any real property.

         Section 3.14 Environmental Compliance. The Company has at all times had and now has all environmental approvals, consents, licenses, permits and orders required to conduct the business in which it has been or is now engaged. The Company has at all times been and is now in compliance in all material respects with all applicable Environmental Laws. There are no claims, actions, suits or proceedings pending or, to the Company's Knowledge, threatened against or involving the Company, or any assets of the Company, under any of the Environmental Laws (whether by reason of any failure to comply with any of the Environmental Laws or otherwise). No decree, judgment or order of any kind under any of the Environmental Laws has been entered against the Company. The Company is not nor was a generator or transporter of hazardous waste, or the owner, operator, lessor, sublessor, lessee or mortgagee of a treatment, storage or disposal facility or underground storage tank, as those terms are defined under the Resource Conservation and Recovery Act, as amended, or regulations promulgated pursuant thereto, or of real property on which such a treatment, storage or disposal facility or underground storage tank is or was located or of any facility at which any Hazardous Substances were treated, stored, recycled or disposed or are or were installed or incorporated. There are no other facts, conditions or situations, whether now or heretofore existing, that could form the basis for any claim against, or result in any liability of, the Company under any of the Environmental Laws.

         Section  3.15  Accounts  Receivable.  Except as set  forth on  Schedule
Section 3.15, all accounts receivable reflected in the books and records of the Company have been collected or are current and payable within ninety (90) days of issuance and are subject to no known counterclaims or setoffs. All such accounts receivable have been generated in the ordinary course of business and reflect a bona fide obligation for the payment of goods or services provided by the Company.

         Section 3.16 Company Material/Service Agreements; Other Contracts.

                  3.16.1  Schedule  3.16.1 sets forth a complete list of (i) all bids, applications or proposals submitted by it to provide materials or services with a valuation of $20,000 or more per annum to any Person and for which the award, approval or selection is pending ("Company Material/Service Bids"), and
(ii) all contracts or agreements for the provision of materials or services with a valuation of $20,000 or more per annum to which the Company is a party and which have not yet been performed in full ("Company Material/Service Agreements"). To the Company's Knowledge, all of such Company Material/Service Bids and Company Material/Service Agreements are fully performable by the Company in compliance with their terms. No grounds exist for the termination or cancellation for cause of any Company Material/Service Agreement by the other party thereto. Schedule 3.16.1 sets forth for each Company Material/Service
Agreement: (i) the customer, (ii) the remaining revenue to be earned, and (iii) delivery dates.

                  3.16.2 Except as disclosed in Schedule 3.16.2 hereto or other than as disclosed on Schedule 3.16.1, the Company is not a party to or bound by any oral or written contracts, obligations or commitments with respect to any of the following:

                  (a) contract, commitment or arrangement involving, in any one case, $20,000 or more;

                  (b) contract with a term of, or requiring performance, more than six months from its date;

                  (c) lease or lease purchase agreement, mortgage, conditional sale or title retention agreement, indenture, security agreement, credit agreement, pledge or option with respect to any property, real or personal (tangible or intangible), in any capacity;

                  (d) employment contracts, undertakings, understandings or arrangements;

                  (e) contract or agreement with any labor union or other collective bargaining group;

                  (f) bonus, pension, savings, welfare, profit sharing, stock option, phantom stock, stock appreciation rights, retirement, commission, executive compensation, hospitalization, insurance or similar plan providing for employee benefits or any other arrangement providing for benefits for any former or current employees or for the remuneration, direct or indirect, of the directors, officers or employees of the Company;

                  (g) note, loan, credit or financing agreement or other contract for money borrowed, and all related security agreements and collateral documents, including any agreement for any commitment for future loans, credit or financing;

                  (h) guarantees;

                  (i)   contract   or   understanding   regarding   any  capital
expenditures in excess of $20,000;

                  (j) agency (sales or otherwise), distribution, brokerage (including, without limitation, any brokerage or finder's agreement or arrangement with respect to any of the transactions contemplated by this Agreement) or advertising agreement;

                  (k) contract with investment bankers, accountants, attorneys, consultants or other independent contractors, including those relating to this Agreement;

                  (l) shareholder agreement;

                  (m) any or contract or understanding with any director or officer of the Company (or any family member thereof) or any Affiliate of such persons;

                  (n) contract, commitment or arrangement which would restrain the Company from engaging or competing in any business;

                  (o) contract, commitment or arrangement not made in the ordinary course of business involving an amount payable per annum of $20,000 or more or, in the aggregate, $100,000; and

                  (p) license (other than shrink wrap licenses relating to generally available software), franchise or royalty agreement.

                  3.16.3 The Company has delivered or made available to the Parent correct and complete copies of all of the contracts, agreements and other documents listed in Schedules Sections 3.16.1 and 3.16.2 hereto and all amendments thereto and any waivers currently in effect granted thereunder (the "Scheduled Company Contracts"). Except as specifically set forth on Schedules
3.16.1 and 3.16.2, the Merger and the consummation of the other transactions contemplated by this Agreement are not a violation of or grounds for the modification or cancellation of any of the Scheduled Company Contracts or for the imposition of any penalty or security interests thereunder. No unresolved disputes are pending or, to the knowledge of the Company, threatened under or in respect of any such Scheduled Company Contracts. Except as described in Schedules 3.16.1 and 3.16.2 hereto, all Scheduled Company Contracts described in such Schedules 3.16.1 and 3.16.2 are valid and enforceable against the Company, as applicable, and to the Company's Knowledge against the other party or parties thereto, as the case may be, in accordance with their respective terms, and there is not, under any of such Scheduled Company Contracts, any existing default by the Company, to the Company's Knowledge, by any other party, or, to the Company's Knowledge, any event which with notice, lapse of time, or both, would constitute a default and which would have a Material Adverse Effect on the continued operation of the Company.

         Section 3.17 Intellectual Property. Schedule Section 3.17 hereto sets forth a true and complete list of all (i) Trademarks, (ii) Patent Rights, (iii) Copyrights, and (iv) License Rights held by the Company. All Trademarks, Patent Rights, Copyrights, License Rights and Trade Secrets of the Company that are owned by the Company are owned free and clear of any and all licenses, liens, claims, security interests, charges or other encumbrances or restrictions of any kind, except as reflected on Schedule Section 3.17, and no licenses for the use of any of such rights have been granted by the Company to any third parties, except as reflected in Schedule Section 3.17 attached hereto. All of such rights are valid, enforceable and in good standing and are reasonably sufficient and appropriate for the conduct of the business of the Company as currently and proposed to be conducted. The Merger and the consummation of the other transactions contemplated hereby will not adversely affect any rights of the Company in the Intellectual Property of the Company. To the Company's Knowledge, the operation of the Company does not infringe in any way on or conflict with any registered or unregistered patent, trademark, trade name, copyright, trade secret, contract, license or other right, of any person, and the Company does not license any such right from others except as set forth on Schedule Section
3.17. No claim is pending or, to the Company's Knowledge, threatened or has been made within the past five years, to the effect that any such infringement or conflict has occurred. No other Intellectual Property, other than the Intellectual Property owned or licensed by the Company, is required by it for its business as conducted prior to the date hereof. The Company has no knowledge of any infringement by any third parties upon any of the Intellectual Property of the Company.

         Section 3.18 Insurance. Schedule Section 3.18 hereto contains a complete and correct list of all insurance policies maintained by the Company together with a schedule of required premiums under each such policy. The Company has delivered to the Parent complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. The Company has complied in all material respects with the provisions of such policies. No notice has been received canceling or threatening to cancel or refusing to renew any of such insurance. Except as set forth in Schedule Section 3.18, the rights of the insured under such policies will not be terminated or adversely affected by the Merger or the consummation of the other transactions contemplated hereby. There is currently no basis for any insurance claim by the Company. The Company has not created any letters of credit or other funding obligation with respect to such policies.

         Section 3.19 Customer and Supplier Relationships.  Attached as Schedule
Section 3.19 is a complete and correct list of all current customers of the Company showing the sales to each by the Prior Entity for the period ended March 31, 2005 and of all suppliers to the Company whose sales to the Prior Entity amounted to more than $200,000 during such period showing the sales of each such supplier. With respect to any such customer or supplier or group of related customers or suppliers listed on Schedule Section 3.19, the Company has no knowledge that any such customer, supplier or group of related customers or suppliers has terminated or expects to terminate a material portion of its normal business with the Company. Except as disclosed in Schedule Section 3.19, no shareholder or director or officer of the Company or any of their immediate family members has any direct or indirect interest, either by way of stock ownership or otherwise, other than ownership of not more than two (2) percent of the outstanding shares of stock of any business listed on any national stock exchange or listed on Nasdaq, in any firm, corporation, association or business enterprise, which competes with, is a supplier or customer of, or is a distributor or sales agent for, or is a party to any contract with the Company.

         Section 3.20 Employees. The Company has furnished to Parent a true and complete list setting forth all of the employers and officers of the Company, the annual salary of each and the bonus to be earned by each such employee or officer in the Company's current fiscal year, together with a description of their job designations, other compensation, benefits (including severance pay and bonuses), outstanding loans to officers or employees and all understandings not in the ordinary course of business relating to terms and conditions of employment. Proper and accurate amounts have been withheld by the Company from its employees' compensation for all periods in full compliance with tax withholding provisions of applicable federal, state, local or foreign law. Proper and accurate federal, state, local and foreign returns have been filed by the Company for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment Taxes, and the amounts shown thereon to be due and payable have been timely paid.

         Section 3.21 Labor Relations. There has been no violation of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices or work conditions of the Company or their respective terms and conditions of employment, wages and hours. The Company is not engaged in any unfair labor practice or other unlawful employment practice (including under any immigration laws) and there are no unfair labor practice charges or other employee related complaints against the Company pending or, to the Company's Knowledge, threatened before the National Labor Relations Board, the Equal Employment Opportunity Commission, the Occupational Safety and Health Review Commission, the Department of Labor, or any other federal, state, or local, or other governmental authority by or concerning the employees of the Company. No representation question, grievance or arbitration proceedings arising out of collective bargaining agreements covering employees of the Company exists or is pending or, to the knowledge of the Company, threatened respecting the employees of the Company. There is no work stoppage, strike, slowdown, lockout, picketing or other similar labor problem involving persons employed by the Company pending or, to the knowledge of the Company, threatened. There are no labor union contracts or collective bargaining agreements to which the Company is a party relating to any employee of the Company.

         Section 3.22 Benefit Plans.

                  3.22.1 The Company does not maintain or contribute to, and has not previously maintained or contributed to, an "employee pension benefit plan" (as defined in Section 3(2) of ERISA). The Company does not currently contribute to, and has not previously contributed to, any multiemployer plan (as defined in Section 3(37) of ERISA).

                  3.22.2 Schedule Section 3.22.2 sets forth a true and complete list of each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) maintained by the Company or to which the Company contributes or is required to contribute on behalf of officers and employees of the Company (such employee welfare benefit plans being hereinafter collectively referred to as the "Company Welfare Benefit Plans"). With respect to each Company Welfare Benefit Plan, all contributions or premiums due by the Closing Date have been paid. Each Company Welfare Benefit Plan has been administered to date in compliance with the requirements of ERISA and all other applicable laws, and all reports, if any, required by any government agency with respect to each Welfare Benefit Plan have been timely filed. There are no actions, suits or claims (other than routine claims for benefits) pending or which could reasonably be expected to be asserted against the Company in connection with any Welfare Benefit Plan, and there are no civil or criminal actions pending or, to the knowledge of the Company, threatened against the Company with respect to any such Welfare Benefit Plan.

                  3.22.3 Schedule 3.22.3 lists each deferred compensation plan, bonus plan, employee stock purchase plan, stock option plan and any other Employee Benefit Plan, agreement, arrangement or commitment not required under a previous subsection to be listed on Schedule 3.22.3 or maintained by the Company with respect to the compensation of any of the Company's employees.

         Section 3.23 Corporate Records. The copy of the articles of incorporation of the Company, as amended to date, included in Schedule Section
3.23 is complete and correct, and the minute books of the Company correctly reflect all material corporate actions taken at all meetings of directors (including committees thereof) and the stockholders. The stock transfer books and ledgers of the Company are complete and correct and correctly reflect all issuances and transfers of the membership interests of the Company.

         Section 3.24 Bank Accounts; Power of Attorney. Schedule Section 3.24 hereto correctly sets forth: (i) a list of all banks in which the Company has an account or safety deposit box, account number, purpose of such account or safety deposit box and the names of all persons authorized to draw thereon or have access thereto; and (ii) the names of all persons holding powers of attorney from the Company and a description of the power of attorney.

         Section 3.25 Warranties. Except as described in Schedule Section 3.25 annexed hereto, during the past two (2) years the Company has not given any written warranties with respect to any of its products or services, and except as set forth in such Schedule Section 3.25, in the last two (2) years no claim for breach of any such written warranty or any implied warranty with respect to such products or services has been made, or to the Company's Knowledge, is threatened.

         Section 3.26 Insider Interests. Except as disclosed on Schedule Section 3.26, no officer or director of the Company or Affiliate of an officer or director of the Company has any agreement with the Company or any interest in any property, real, personal or mixed, tangible or intangible (including, without limitation, patents, patent applications, trademarks, trade names or other intellectual property) used in or pertaining to the business of the Company or has engaged in a transaction with the Company at any time during the Company's current fiscal year or three preceding fiscal years, except in each case as a stockholder or employee.

         Section 3.27 Foreign Corrupt Practices Act. The Company has not made, offered or agreed to offer anything of value to any government official, political party or candidate for government office nor has it taken any action which would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977 or any similar law of any foreign jurisdiction or the United States.

         Section 3.28 Reorganization. Neither the Company nor the Prior Entity has taken any action or failed to take any action which action or failure would cause the Merger not to qualify as a reorganization within the meaning of
Section 368(a) of the Code, and there are, to the knowledge of the Company, no facts that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code as of the Effective Time.

         Section 3.29 Brokers. Except as set forth on Schedule Section 3.29, no broker, investment banker or other person, is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or its stockholders.

ARTICLE IV - COVENANTS

         Section 4.1 Stockholders Meeting. Promptly following the execution and delivery of this Agreement, the Company shall either (i) convene a special meeting of the Company's stockholders to vote upon the Merger and the Merger Agreement or (ii) solicit the written consent of the Company's stockholders to the Merger and the Merger Agreement, in each case in accordance with the NGCL. The Company shall (i) obtain from each of the Company's stockholders in connection with such meeting information sufficient to determine whether or not such stockholder is an accredited investor, and (ii) furnish to Parent, for its review and approval, copies of all materials to be furnished to the Company's stockholders in connection with such meeting prior to the time that such materials are furnished to the Company's stockholders. The Participating Shareholders shall vote their shares of Company Common Stock in favor of the Merger and the Merger Agreement and shall use their best efforts to cause the other Company shareholders to vote in favor of the Merger.

         Section 4.2 Expenses. The Parent and the Company shall bear their own respective expenses incurred in connection with this Agreement and the transaction contemplated hereby and in connection with all obligations required to be performed by each of them under this Agreement.

         Section 4.3 Reorganization. Each party shall use all reasonable best efforts to refrain from taking any action or failing to take any action, which action or failure to act would cause, or would be reasonably likely to cause, the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. Parent hereby agrees that, for a six-month period following the Effective Time, (i) it will cause the Surviving Corporation to hold "substantially all" of the properties of the Company and Sub within the meaning of Section 368(a) of the Code, and (ii) it will remain in "control" (within the meaning of Section 368(c) of the Code) of the corporation that is the surviving corporation in the Merger, except for any transfers to a controlled corporation in accordance with Section 368(a)(2)(C) of the Code or Treasury Regulation
Section 1.368-2(k).

         Section 4.4 Public Announcements. Neither Parent nor the Company shall issue any press release with respect to the transactions contemplated by this Agreement or otherwise issue any written public statements with respect to such transactions without prior consultation with the other party, except as may be required by applicable law. Parent and the Company agree that they will not identify any of the stockholders of the Company in any press release without their prior written consent.

         Section 4.5 Confidentiality. Each of the parties covenants and agrees to keep confidential any and all material non-public information which it has heretofore obtained or shall hereafter obtain, directly or indirectly, from the other party pursuant to this Agreement or otherwise, and agrees to use the same only for the purposes of this Agreement but without disclosing the same to any party except as provided below, without the other party's prior written consent; provided that the terms of this Section shall not extend to any such information that: (a) is already publicly known; (b) has become publicly known without any fault of the disclosing party or anyone to whom a party hereto has made disclosure in compliance with the terms of this Section; or (c) is required to be disclosed to any Governmental Authority as a result of operation of law, regulation, or court order; provided, however, that party wishing to make any disclosure pursuant to this clause (c) shall have first given prompt written notice, if permitted, of such requirement to the other party and cooperates with the other party to restrict such disclosure and/or obtain confidential treatment thereof. The foregoing notwithstanding, each of Company and Parent may disclose such information to its Affiliates and its directors, officers and employees and representatives or the directors, officers, employees and representatives of any of its Affiliates that have a need to know such information; provided that the disclosing party, as the case may be, informs such Persons of the restrictions set forth in this Section with respect to such information and such Persons agree to comply with the provisions of this Section.

         Section 4.6 Standstill Agreement. Except as otherwise provided in this Agreement, the parties agree that, between the date hereof and the first to occur of (a) the Closing Date and (b) termination of this Agreement, neither the Company nor the Parent shall, or shall permit any of its Affiliates to, discuss or negotiate with any other Person, or entertain or consider any inquiries, or proposals relating to a possible merger, acquisition or other transaction such as an exchange of securities, stock or asset acquisition, consolidation or other transaction that would interfere with the transactions contemplated by this Agreement, except upon the receipt of an unsolicited offer from a third party where the board of directors of the party receiving such offer reasonably believes, upon the written advice of counsel, that its fiduciary duties require it to enter into discussions with such party. Each party shall promptly notify the other of all of the relevant details relating to all inquiries and proposals which it may receive relating to any proposed disposition of the business or assets, or the acquisition of its capital stock, or the merger of it or any of its subsidiaries with any corporation or other entity other than as provided by this Agreement.

         Section 4.7 Conduct of Business in the Ordinary Course. Both the Parent and Company shall conduct business only in the ordinary course. From the date of this Agreement through the Closing Date or termination of this Agreement, neither the Parent nor the Company shall take any action that would have required disclosure under Section 2.12 or Section 3.11, respectively, if such action had been taken prior to the date hereof without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         Section  4.8   Indemnification   of  Company  Officers  and  Directors;
Directors and Officers Insurance.

                  4.8.1 From and after the Effective Time, the Surviving Corporation shall (i) indemnify and hold harmless all past and present officers and directors of the Company to the same extent and in the same manner such persons are indemnified as of the date of this Agreement by the Company pursuant to the NGCL and the Company Articles of Incorporation and in any agreement with the Company listed on Schedule Section 4.8 for acts or omissions occurring at or prior to the Effective Time (including indemnifying and holding harmless such persons for acts or omissions occurring at or prior to the Effective Time in respect of the Merger and the transactions contemplated thereby), and (ii) pay the expenses of any such action, suit or proceeding in advance of a final determination thereof to the same extent and in the same manner as such expenses are to be paid pursuant to the NGCL and the Company Articles of Incorporation, upon receipt of any written undertaking required under the NGCL to repay any advanced expenses an indemnitee may receive that as a result of a final disposition of such matter he or she was not entitled to receive under the NGCL or the Company Articles of Incorporation.

                  4.8.2 This covenant is intended to be for the benefit of, and shall be enforceable by, each of the indemnified parties and their respective heirs and legal representatives.

ARTICLE V - CONDITIONS PRECEDENT TO THE MERGER

         Section 5.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing of each of the following conditions:

                  5.1.1 Stockholder Approval. This Agreement shall have been duly approved by the vote of a majority of the stockholders of the Company in accordance with applicable law and the Company's Articles of Incorporation, and no more than 10% of the Company's stockholders shall have exercised dissenters' rights under the NGCL.

                  5.1.2 No Order. No court or other Governmental Entity having jurisdiction over the Company, Parent, or Sub shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of, directly or indirectly, restraining, prohibiting or restricting the Merger or any of the transactions contemplated hereby; provided, however, that the provisions of this Sub-section
5.1.2 shall not be available to any party whose failure to fulfill its obligations pursuant to this Agreement shall have been the cause of, or shall have resulted in, the enforcement or entering into of any such law, rule, regulation, executive order, decree, injunction or other order.

                  5.1.3 Approvals, Consents or Waivers. Other than the requisite filing of the Certificate of Merger, all authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by, any Governmental Entity, which the failure to obtain, make or occur would have the effect of, directly or indirectly, restraining, prohibiting or restricting the Merger or any of the transactions contemplated hereby or would have, individually or in the aggregate, a Material Adverse Effect on Parent and the Surviving Corporation (assuming the Merger had taken place), shall have been obtained, shall have been made or shall have occurred.

         Section 5.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of each of the following additional conditions:

                  5.2.1 Representations, Performance, Etc. The representations and warranties of each of Parent and Sub contained in ARTICLE II hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of such time. Each of Parent and Sub shall have duly performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Parent shall have delivered to the Company an officer's certificate signed on behalf of Parent dated the Closing Date to the effect set forth above in this Section 5.2.1.

                  5.2.2 Opinion of Counsel. The Company shall have received a favorable opinion, addressed to the Company and its stockholders and dated the Closing Date, of Richardson & Patel LLP, counsel for the Parent, in the form annexed hereto as Exhibit B.

                  5.2.3 Proceedings and Documentation. All corporate and other proceedings in connection with the transactions contemplated by this Agreement, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Company and its counsel, and the Company and its counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which the Company is entitled and as may be reasonably requested.

                  5.2.4 Material Adverse Change. Since March 31, 2005, there shall have been no Material Adverse Change with respect to Parent. The Company shall have received an officer's certificate signed on behalf of Parent dated the Closing Date to such effect.

                  5.2.5 Litigation. No suit, action or other proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damage or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of the Parent Common Stock or the assets, business or condition (financial or otherwise) of the Parent.

                  5.2.6 Sale of Parent Subsidiary. Prior to the Effective Time, Parent shall have caused the Operating Subsidiary to change its corporate name to a name not including the words "Cars Unlimited.com", and shall have either transferred to its stockholders or another third party ownership of the Operating Subsidiary and shall have provided to the company copies of documents filed in the State of New York giving effect to the name change or shall have dissolved the Operating Subsidiary.

                  5.2.7 Financing Obligation. Unless such date is otherwise extended in writing by Company, no later than July 15 , 2005, and at Closing, Parent shall have no less than $4,000,000 in cash or cash equivalents and no more than $80,000 in liabilities.

                  5.2.8 Good Standing Certificates. The Parent and Sub shall have delivered to the Company certificates as of a date not more than three (3) days prior to the Closing Date attesting to the good standing of the Parent and Sub as corporations in their jurisdiction of incorporation by the Secretary of State of such jurisdiction.

         Section 5.3 Conditions to Obligations of Parent and Sub to Effect the Merger. The obligations of Parent and Sub to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of each of the following additional conditions:

                  5.3.1 Representations, Performance. The representations and warranties contained in ARTICLE III hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby. The Company shall have duly performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Company shall have delivered to the Parent an officer's certificate signed on behalf of the Company dated the Closing Date to the effect set forth above in this Section 5.3.1.

                  5.3.2 Consents Under Scheduled Parent Contracts. All required consents to the Merger or any of the other transactions contemplated hereby under any Scheduled Parent Contracts shall have been obtained.

                  5.3.3 Material Adverse Change. Since the date of the Financial Statements, there shall have been no Material Adverse Change with respect to the Company. Parent and Sub shall have received certificate signed on behalf of the Company and by the Participating Stockholders dated the Closing Date to such effect.

                  5.3.4 Litigation. No suit, action or other proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damage or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of the assets, business or condition (financial or otherwise) of the Company.

                  5.3.5 Opinion of Counsel. The Parent shall have received a favorable opinion, addressed to the Parent and dated the Closing Date, of Beckman, Lieberman & Barandes, LLP, counsel for the Company and the Participating Stockholders, in the form annexed hereto as Exhibit C.

                  5.3.6 Proceedings and Documentation. All corporate and other proceedings of the Company and its stockholders in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in substance and form to the Parent and the Parent's counsel, and the Parent and the Parent's counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which the Parent is entitled and as may be reasonably requested.

                  5.3.7 Good Standing Certificates. The Company shall have delivered to the Parent and Sub certificates as of a date not more than three
(3) days prior to the Closing Date attesting to the good standing of the Company as a corporation in its jurisdiction of incorporation by the Secretary of State of such jurisdiction.

                  5.3.8 Dissenting Stockholders. Stockholders owning no more than ten (10) percent of the outstanding capital stock of the Company shall have exercised their dissenter's rights under the NGCL.

ARTICLE VI - TERMINATION, AMENDMENT AND WAIVER

         Section 6.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                  6.1.1 by mutual consent of the parties;

                  6.1.2 by the Parent by notice to the Company, (i) if any of the conditions set forth in Section 5.1 or Section 5.3 hereof shall not have been fulfilled by [____________], provided, however, that the right to terminate this Agreement pursuant to this clause (i) shall not be available to Parent if the Parent's or Sub's failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of any such condition to be fulfilled on or prior to the aforesaid date; or (ii) if any material default under or material breach of any covenant, agreement or condition of this Agreement, or any misrepresentation or breach of any warranty contained herein, on the part of the Parent or Sub shall have occurred and shall not have been cured to the satisfaction of the Company;

                  6.1.3 by the Company by notice to the Parent, (i) if any of the conditions set forth in Section 5.1 or Section 5.2 hereof shall not have been fulfilled by [_______________], provided, however, that the right to terminate this Agreement pursuant to this clause (i) shall not be available to the Company if the Company's failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of any such condition to be fulfilled on or prior to the aforesaid date; or (ii) if any material default under or material breach of any agreement or condition of this Agreement, or any misrepresentation or breach of any warranty contained herein, on the part of the Company shall have occurred and shall not have been cured to the satisfaction of the Parent and Sub;

                  6.1.4 by either the Company or Parent and Sub if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (an "Order"), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which Order is final and nonappealable; or

                  6.1.5 by either the Company or Parent, if the required approvals of the stockholders of the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote of the stockholders.

         Section 6.2 Effect of Termination. In the event of termination of this Agreement by either Parent or the Company, as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no liability hereunder on the part of the Company, Parent, Sub or their respective officers or directors (except for Section 4.2 and Section 4.5, which shall survive the termination); provided, however, that nothing contained in this Section 6.2shall relieve any party hereto from any liability for any breach of a representation or warranty contained in this Agreement or the breach of any covenant contained in this Agreement.

         Section 6.3 Amendment. This Agreement may be amended by the parties hereto, by or pursuant to action taken by their respective Board of Directors at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, subject to the provisions of the NGCL. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 6.4 Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein which may legally be waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE VII - SURVIVAL OF REPRESENTATIONS & WARRANTIES

         Section 7.1 Survival of Representations and Warranties. Except as expressly provided in this Agreement, all representations and warranties made by the Company hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall not terminate, but shall survive the Closing and continue in effect until the one (1) year anniversary of the Closing Date; provided, that any such representation or warranty as to which a claim shall have been asserted during such survival period shall continue in effect until such time as such claim shall have been resolved or settled.

         Section 7.2 Survival of Covenants and Agreements. Except as expressly provided in this Agreement, all covenants and agreements made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall not terminate but shall survive the Closing.

ARTICLE VIII - GENERAL PROVISIONS

         Section 8.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to Parent or Sub, to:

                           Richardson & Patel
                           10900 Wilshire Boulevard, Suite 500
                           Los Angeles, California  90024
                           Attn:  Ryan S. Hong, Esq.
                           Fax:  (310) 208-1154

     If to the Company, to:

                           Beckman, Lieberman &  Barandes, LLP
                           116 John Street, Suite 1313
                           New York, NY 10038
                           Attn: Robert Barandes, Esq.
                           Fax: 212-608-9687


     If to the Participating Stockholders, to:

                           Beckman, Lieberman &  Barandes, LLP
                           116 John Street, Suite 1313
                           New York, NY 10038
                           Attn: Robert Barandes, Esq.
                           Fax: 212-608-9687

         Section 8.2 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         Section 8.3 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         Section 8.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement of the parties and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         Section 8.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         Section 8.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors or assigns.

         Section 8.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

         Section 8.8 Performance by Sub. Parent hereby agrees to cause Sub to comply with its obligations hereunder and to cause Sub to consummate the Merger as contemplated herein and whenever this Agreement requires Sub to take any action, such requirement shall be deemed to include an undertaking of Parent to cause Sub to take such action.

         Section 8.9 Defined Terms. As used herein, the following terms shall have the following meanings (which meanings shall be equally applicable to the singular and plural forms of the terms so defined):

                  8.9.1 Affiliate: with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  8.9.2 Business Day: means any day other than a Saturday, Sunday, Federal holiday or day on which banks in New York City are required or permitted by law to be closed.

                  8.9.3 Code: the Internal Revenue Code of 1986, as amended, together with the U.S. Treasury rulings and regulations promulgated thereunder.

                  8.9.4 Company's Knowledge: means the current actual knowledge of the officers of the Company, after reasonable investigation of the facts relevant thereto.

                  8.9.5 Employee Benefit Plan: any pension, retirement, profit-sharing, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, or any other employee benefit plan, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of ERISA to which the Company contributes or is a party or is bound or under which it may have liability and which employees or former employees of the Company (or their beneficiaries) are eligible to participate or derive a benefit.

                  8.9.6 Environmental Laws means each and every applicable federal, state, local and foreign law, statute, ordinance, regulation, rule, judicial or administrative order or decree, permit license, approval, authorization or similar requirement of each and every federal, and pertinent state, local and foreign governmental agency or other governmental authority, pertaining to the protection of human health and safety or the environment including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), 42 U.S.C. 9601 et seq., the Resource
Conservation and Recovery Act (RCRA), 42 U.S.C. 6901 et seq., the Toxic Substances Control Act (TSCA), 15 U.S.C. 2601 et seq., the Water Pollution Control Act (FWPCA), 33 U.S.C. 1251 et seq., and the Occupational Safety and Health Act (OSHA), 42 U.S.C. 655. .

                  8.9.7 ERISA: the Employee Retirement Income Security Act of 1974, as amended.

                  8.9.8 Exchange Act: the Securities Exchange Act of 1934, as amended.

                  8.9.9 Governmental Entity: means any domestic (federal, state and local), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal.

                  8.9.10 Hazardous Substance: means any substance, compound, chemical or element which is (i) defined as a hazardous substance, hazardous material, toxic substance, hazardous waste, pollutant or contaminant under any Environmental Law, or (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof, (iii) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (iv) regulated pursuant to any Environmental Laws and shall also include asbestos-containing materials and manufactured products containing Hazardous Substances.

                  8.9.11 Material Adverse Change or Material Adverse Effect: when used with respect to any Person, any change or effect that is or is reasonably likely (as far as can be foreseen at the time) to be materially adverse to the business, operations, properties, assets, liabilities, employee relationships, customer or supplier relationships, earnings or results of operations, or the business prospects and condition (financial or otherwise) of such Person and its subsidiaries, if any, taken as a whole other than (i) changes or effects which are or result from occurrences relating to the economy in general or such Person's industry in general and not specifically relating to such Person or (ii) adverse changes, events or effects set forth or described in the Parent's annual report on Form 10-KSB for the period ending, December 31, 2004 or subsequently filed SEC Documents.

                  8.9.12 OTCBB means the Over-the-Counter Bulletin Board.

                  8.9.13 Parent's Knowledge: means the current actual knowledge of the officers of Parent after reasonable investigation of the facts relevant thereto.

                  8.9.14 Parent Series A Preferred means the convertible Series A Preferred Stock of Parent, par value $0.001 per share, to be issued by Parent in connection with the Merger on the terms and conditions set forth in Section 1.5.2.

                  8.9.15  Person:   any  natural  person,   firm,   partnership,
association, corporation, trust, public body or Governmental Entity.

                  8.9.16 Securities Act: the Securities Act of 1933, as amended.

                  8.9.17 Subsidiary: means any corporation, partnership, limited liability company, joint venture or other legal entity of which Parent or Company, as the case may be (either alone or through or together with any other Subsidiary), owns or controls, directly or indirectly, fifty percent (50%) or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture or other legal entity.

                  8.9.18 Trade Secret: means information, including a formula, pattern, compilation, program device, method, technique, or process, that: (i) derives independent economic value from not being generally known to, and not being readily ascertainable by, proper means by other Persons who can obtain economic value by its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

                    Balance of Page Intentionally left Blank
                             Signature Pages Follow

         IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers and the Participating Stockholders have signed in their individual capacities, duly authorized all as of the date first written above.


CARSUNLIMITED.COM, INC.                       PUMP ACQUISITION CORP.

/s/ Daniel Myers                              /s/ Daniel Myers
-----------------------------------------     ----------------------------------
Authorized Signator                           Authorized Signator
Name: Daniel Myers                            Name: Daniel Myers
Title: Chairman & CEO                         Title: President


INNOPUMP, INC.

/s/ Geoffrey Donaldson
-----------------------------------------
Authorized Signator
Name: Geoffrey Donaldson
Title: CEO


PARTICIPATING STOCKHOLDERS


/s/ Geoffrey Donaldson                        /s/ Paul Block
-----------------------------------------     ----------------------------------
Geoffrey Donaldson                            Paul Block

/s/ Matthew Harriton
-----------------------------------------
Matthew Harriton

                                    EXHIBITS


A.   Participating Stockholders

B.   Opinion of Counsel to Parent and Sub

C.   Opinion of Counsel to Company and Participating Stockholders

                                    EXHIBIT A

                           PARTICIPATING STOCKHOLDERS



Geoffrey Donaldson


Paul Block


Matthew Harriton

EXHIBIT B



                               OPINION OF COUNSEL

                                    EXHIBIT C



                               OPINION OF COUNSEL

                                TABLE OF CONTENTS

ARTICLE I        THE MERGER....................................................2

   SECTION 1.1   THE MERGER....................................................2
   SECTION 1.2   EFFECTIVE TIME................................................2
   SECTION 1.3   EFFECTS OF THE MERGER.........................................3
   SECTION 1.4   CHARTER AND BY-LAWS; DIRECTORS AND OFFICERS...................3
   SECTION 1.5   CONVERSION OF SECURITIES......................................3
   SECTION 1.6   PAYMENT OF MERGER CONSIDERATION...............................5
   SECTION 1.7   DIVIDENDS; TRANSFER TAXES; WITHHOLDING........................5
   SECTION 1.8   NO FURTHER OWNERSHIP RIGHTS IN COMPANY STOCK..................6
   SECTION 1.9   CLOSING OF COMPANY TRANSFER BOOKS.............................6
   SECTION 1.10  LOST CERTIFICATES.............................................6
   SECTION 1.11  FURTHER ASSURANCES............................................6
   SECTION 1.12  DISSENTERS' RIGHTS............................................6
   SECTION 1.13  CLOSING.......................................................7

ARTICLE II       REPRESENTATIONS AND WARRANTIES................................7

   SECTION 2.1   CORPORATE STATUS..............................................7
   SECTION 2.2   SUBSIDIDARIES.................................................7
   SECTION 2.3   AUTHORIZATION OF AGREEMENTS...................................7
   SECTION 2.4   CAPITALIZATION................................................8
   SECTION 2.5   NO CONFLICTS..................................................8
   SECTION 2.6   LITIGATION....................................................9
   SECTION 2.7   PARENT COMMON STOCK...........................................9
   SECTION 2.8   SEC DOCUMENTS AND OTHER REPORTS...............................9
   SECTION 2.9   NO UNDISCLOSED LIABILITIES...................................10
   SECTION 2.10  TAXES........................................................10
   SECTION 2.11  NO ADVERSE EFFECTS...........................................11
   SECTION 2.12  CONDUCT OF BUSINESS..........................................11
   SECTION 2.13  TITLE TO AND CONDITION OF ASSETS.............................12
   SECTION 2.14  REAL PROPERTY................................................12
   SECTION 2.15  ENVIRONMENTAL COMPLIANCE.....................................12
   SECTION 2.16  ACCOUNTS RECEIVABLE..........................................12
   SECTION 2.17  MATERIAL/SERVICE AGREEMENTS; OTHER CONTRACTS.................12
   SECTION 2.18  INTELLECTUAL PROPERTY........................................14
   SECTION 2.19  NY SPIN OFF..................................................14
   SECTION 2.20  INSURANCE....................................................15
   SECTION 2.21  CUSTOMER AND SUPPLIER RELATIONSHIPS..........................15
   SECTION 2.22  EMPLOYEES....................................................15
   SECTION 2.23  LABOR RELATIONS..............................................15
   SECTION 2.24  BENEFIT PLANS................................................16
   SECTION 2.25  CORPORATE RECORDS............................................16
   SECTION 2.26  BANK ACCOUNTS; POWER OF ATTORNEY.............................16


                                        a

   SECTION 2.27  WARRANTIES...................................................16
   SECTION 2.28  INSIDER INTERESTS............................................17
   SECTION 2.29  FOREIGN CORRUPT PRACTICES ACT................................17
   SECTION 2.30  REORGANIZATION...............................................17
   SECTION 2.31  OPERATIONS OF SUB............................................17
   SECTION 2.32  BROKERS......................................................17

ARTICLE III      REPRESENTATIONS AND WARRANTIES OF THE COMPANY................17

   SECTION 3.1   ORGANIZATION AND AUTHORITY...................................17
   SECTION 3.2   SUBSIDIARIES.................................................17
   SECTION 3.3   AUTHORIZATION OF AGREEMENTS..................................18
   SECTION 3.4   CAPITALIZATION...............................................18
   SECTION 3.5   NO CONFLICTS.................................................18
   SECTION 3.6   FINANCIAL STATEMENTS.........................................19
   SECTION 3.7   LITIGATION; COMPLIANCE WITH LAWS; PERMITS....................19
   SECTION 3.8   NO UNDISCLOSED LIABILITIES...................................20
   SECTION 3.9   TAXES........................................................20
   SECTION 3.10  NO ADVERSE EFFECTS...........................................20
   SECTION 3.11  CONDUCT OF BUSINESS..........................................21
   SECTION 3.12  TITLE TO AND CONDITION OF ASSETS.............................21
   SECTION 3.13  REAL PROPERTY................................................21
   SECTION 3.14  ENVIRONMENTAL COMPLIANCE.....................................22
   SECTION 3.15  ACCOUNTS RECEIVABLE..........................................22
   SECTION 3.16  MATERIAL/SERVICE AGREEMENTS; OTHER CONTRACTS.................22
   SECTION 3.17  INTELLECTUAL PROPERTY........................................24
   SECTION 3.18  INSURANCE....................................................24
   SECTION 3.19  CUSTOMER AND SUPPLIER RELATIONSHIPS..........................25
   SECTION 3.20  EMPLOYEES....................................................25
   SECTION 3.21  LABOR RELATIONS..............................................25
   SECTION 3.22  BENEFIT PLANS................................................26
   SECTION 3.23  CORPORATE RECORDS............................................26
   SECTION 3.24  BANK ACCOUNTS; POWER OF ATTORNEY.............................26
   SECTION 3.25  WARRANTIES...................................................26
   SECTION 3.26  INSIDER INTERESTS............................................27
   SECTION 3.27  FOREIGN CORRUPT PRACTICES ACT................................27
   SECTION 3.28  REORGANIZATION...............................................27
   SECTION 3.29  BROKERS......................................................27

ARTICLE IV       COVENANTS....................................................27

   SECTION 4.1   STOCKHOLDER'S MEETINGS.......................................27
   SECTION 4.2   EXPENSES.....................................................27
   SECTION 4.3   REORGANIZATION...............................................27
   SECTION 4.4   PUBLIC ANNOUNCEMENTS.........................................28
   SECTION 4.5   CONFIDENTIALITY..............................................28
   SECTION 4.6   STANDSTILL AGREEMENT.........................................28
   SECTION 4.7   CONDUCT OF BUSINESS IN THE ORDINARY COURSE...................29
   SECTION 4.8   INDEMNIFICATION; DIRECTORS AND OFFICERS INSURANCE............29


                                       b

ARTICLE V        CONDITIONS PRECEDENT TO THE MERGER...........................29

   SECTION 5.1   CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER...29
   SECTION 5.2   CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE MERGER 30
   SECTION 5.3   CONDITIONS TO OBLIGATIONS OF PARENT AND SUB TO EFFECT THE
                 MERGER.......................................................31

ARTICLE VI       TERMINATION, AMENDMENT AND WAIVER............................32

   SECTION 6.1   TERMINATION..................................................32
   SECTION 6.2   EFFECT OF TERMINATION........................................33
   SECTION 6.3   AMENDMENT....................................................33
   SECTION 6.4   WAIVER.......................................................33

ARTICLE VII      SURVIVAL OF REPRESENTATIONS & WARRANTIES.....................33

   SECTION 7.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................33
   SECTION 7.2   SURVIVAL OF COVENANTS AND AGREEMENTS.........................33

ARTICLE VIII     GENERAL PROVISIONS...........................................33

   SECTION 8.1   NOTICES......................................................34
   SECTION 8.2   INTERPRETATION...............................................34
   SECTION 8.3   COUNTERPARTS.................................................34
   SECTION 8.4   ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES...............34
   SECTION 8.5   GOVERNING LAW................................................35
   SECTION 8.6   ASSIGNMENT...................................................35
   SECTION 8.7   SEVERABILITY.................................................35
   SECTION 8.8   PERFORMANCE BY SUB...........................................35
   SECTION 8.9   DEFINED TERMS................................................35


                                       c